Cincinnati Bell Investor Day Houston, Texas March 16, 2011 Exhibit 99.1

2 2 2
Today’s Agenda
Welcome & Introduction
Kim Sheehy, Vice President, Investor Relations and Treasurer
Company & Strategy Overview
Jack Cassidy, President & Chief Executive Officer
Financial Update
Gary Wojtaszek, Chief Financial Officer
Cincinnati Bell Communications
Ted Torbeck, President, Cincinnati Bell Communications
Data Center Strategy
Gary Wojtaszek, Chief Financial Officer
Data Center Colocation
Dave Ferdman, Chief Executive Officer, CyrusOne
Customer Perspective
Ken Braud, Chief Information Officer, Halliburton
Question & Answer
Cincinnati Bell Management Team

3 3 3
Safe Harbor
Certain of the statements and predictions contained in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act.  In particular, statements, projections or estimates that include or reference the words “believes,” “anticipates,” “plans,” “intends,”
“expects,” “will,” or any similar expression fall within the safe harbor for forward-looking statements contained in the Reform Act.  Actual results or outcomes may differ materially from those indicated or suggested by any such forward-looking statement for a variety of reasons, including, but not limited to:
changing market conditions and growth rates within the telecommunications industry or generally within the overall economy; changes in competition in markets in which the company operates; pressures on the pricing of company products and services; advances in telecommunications technology; the ability to generate sufficient cash flow to fund the company’s business plan, repay the company’s debt and interest obligations, and maintain its networks; the ability to refinance indebtedness when required on commercially reasonable terms; changes in the telecommunications regulatory environment; changes in the demand for the company’s services and products; the demand for particular products and services within the overall mix of products sold, as the company’s products and services have varying profit margins; the company’s ability to introduce new service and product offerings on a timely and cost effective basis; work stoppage caused by labor disputes; restrictions imposed under various credit facilities and debt instruments; the company’s ability to attract and retain highly qualified employees; the company’s ability to access capital markets and the successful execution of restructuring initiatives;
changes in the funded status of the company’s retiree pension and healthcare plans; disruption in operations caused by a health pandemic, such as the H1N1 influenza virus; changes in the company’s relationships with current large customers, a small number of whom account for a significant portion of company revenue; disruption in the company’s back-office information technology systems, including its billing system; the company’s ability to integrate successfully the business of Cyrus Networks, LLC with the company’s existing operations and to achieve the anticipated benefits of the acquisition of Cyrus
Networks, LLC; and failure of or disruption in the operation of the company’s data centers. More information on potential risks and uncertainties is available in recent filings with the Securities and
Exchange Commission, including Cincinnati Bell’s Form 10-K report, Form 10-Q reports and Form 8-K reports.  The forward-looking statements included in this presentation represent company estimates as of
March 16, 2011.  Cincinnati Bell anticipates that subsequent events and developments will cause its estimates to change.

4 4 4
Non GAAP Financial Measures
This presentation contains information about adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA), Adjusted EBITDA margin, free cash flow, and net debt. These are non-GAAP financial measures used by Cincinnati Bell management when evaluating results of operations and cash flow. Management believes these measures also provide users of the financial statements with additional and useful comparisons of current results of operations and cash flows with past and future periods. Non-GAAP financial measures should not be construed as being more important than comparable
GAAP measures. Detailed reconciliations of Adjusted EBITDA, free cash flow (including the
Company’s definition of these terms), and net debt to comparable GAAP financial measures can be found in the appendix to this presentation.

Jack Cassidy President and CEO

6 6 6
135 year old full-service provider of data and
voice communications services over wireline
and wireless networks in the Greater Cincinnati
and Dayton areas
Provides business customers with outsourced
data center colocation operations in world
class, state-of-the-art data center facilities
Strong brand recognition and
reputation for service
Proven capabilities with track record
of delivering results
Well positioned for growth in the
Data Center industry
2010 Revenue
(1)
$1,377MM
Wireline
IT Services
and Hardware
Wireless
$502MM
Data Center
Colocation
2010 Adjusted EBITDA
(2)
Cincinnati Bell Overview
(1) Before intercompany eliminations
(2) Before Corporate expenses

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7 7 7
Wireline: 674K access lines
Wireless: 509K wireless subscribers
Broadband: 256K high speed internet
subscribers
Entertainment: 28K Fioptics subscribers
Regional market leader offering full bundle
of integrated telecommunications services
Successfully defending market share in
the face of intense competition
Expanding fiber network to offer digital
television and faster Internet
2010 Communications Revenue Mix
Voice –Business
Data
Long Distance and VoIP
Other
Voice –Consumer
Cincinnati Bell Communications
23%
19%
14%
6%
38%

8 8 8
Locations: Cincinnati, Houston, Dallas,
Austin, Chicago, South Bend and London
Square footage: 639K square feet
Utilization: 88% (as of Dec. 31, 2010)
Activity: Signed 45K square feet of DC
space in Q4 2010
Five years of organic data center growth
enhanced by CyrusOne
acquisition in June
2010
Premier regional facilities with growing
national presence
Path forward to become preferred global
provider of data center colocation to
Fortune 1000
Cincinnati Bell Data Center Colocation

9 9 9
Net Debt / Adjusted EBITDA
4.2x
4.0x 4.1x
4.9x
3.0
4.0
5.0
6.0
Dec-07 Dec-08 Dec-09 Dec-10
(x)
$1,349 $1,403 $1,336 $1,377
1,150
1,300
1,450
2007 2008 2009 2010
Revenue
($MM)
Adjusted EBITDA
$473
$480
$470
$502
400
450
500
550
2007 2008 2009 2010
($MM)
Net Debt
$2,443
$1,942
$1,932
$1,981
0
1,000
2,000
3,000
Dec-07 Dec-08 Dec-09 Dec-10
($MM)
Proven Performance Track Record

10 10 10
Consumer
Business
Voice -
Business
Other Wireline
Voice -
Consumer
Wireless
Q4 2010 Customer Channel Mix
Q4 2010 Product Mix by Revenues*
* Before intercompany eliminations
IT Services and
Hardware
Revenue Diversification Strategy
Wireline Data
Data Center
Colocation
34%
66%
10%
10%
19%
10%
19%
21%
11%

11 11 11
Maintain profitability and
cash flow of Communications
through defending core
business and aggressive
cost reduction initiatives
Create Sustainable Shareholder Value
Invest to establish national
then global footprint to
become preferred global
provider to Fortune 1000
customers
Implement fully financed,
disciplined data center
expansion plan and
optimize capital structure
Generate Strong
Operating Cash Flows
Grow Data Center
Colocation
Maintain Financial
Discipline
Clear Strategic Focus

Gary Wojtaszek Chief Financial Officer

13 13 13
2010 Highlights –
Solid Performance, Positive Outlook
Adjusted EBITDA of $502 million is
highest since 2003
CyrusOne acquisition generated 62
percent Adjusted EBITDA Margin;
$45 million of revenue; and $28
million of Adjusted EBITDA
(reflects 6 months of operation)
Free Cash Flow of $149 million
equates to 27 percent yield
Repurchased 4 million shares for
$10 million in Q4 using excess free
cash flow
• Growth in Revenue and Adjusted
EBITDA; solid contributions from
CyrusOne acquisition in June 2010
• Revenue, Adjusted EBITDA and
Free Cash Flow exceeded financial
guidance
• Completed refinancing to
strengthen balance sheet; no
maturities until 2015; 90 percent of
maturities are 2017 and beyond

14 14 14
Wireline
• Solid Adjusted EBITDA margin at 47
percent
• Fioptics entertainment customers
totaled 28,000 at year-end
• Fioptics homes passed increased to
79,000 with approximately 30 percent
penetration of homes passed after one
year
Wireless
• Adjusted EBITDA of $91 million;
highest since 2003
• Q4 net adds included 2,400
postpaid, 5,500 prepaid, 9,000
postpaid smartphones
• Full-year postpaid data ARPU up 17
percent
IT Services & Hardware
• Q4 Revenue up 12 percent to $78 million
• Q4 Adjusted EBITDA up 16 percent
Data Center Colocation
• 2010 Adjusted EBITDA of $70 million,
up 119 percent year-over-year driven by
CyrusOne acquisition
• CyrusOne Adjusted EBITDA margin of 62
percent
• Q4 utilization rate at 88 percent; 45,000 sq ft
of new space contracted in Q4
2010 Segment Highlights

15 15 15
2010 Revenue
$54M increase in Data Center Colocation
• including $45M from CyrusOne acquisition
$23M increase in IT Services and Hardware
• $14M / 9% increase in Telecom
and IT equipment
• $9M increase from Managed &
Professional Services
($18M) decrease in Wireless
• ($14M) decrease in postpaid service
revenue due to fewer subscribers
($21M) decrease in Wireline
• Access line loss was 7% driving
revenue decline
• 8% LD and VoIP growth
• Added 13K fiber entertainment subs and
9K high-speed internet subs in 2010
$1,336
($21)
($18)
$23
$54
$3
$1,377
2009 Wireline  Wireless IT Services &
Hardware
DC
Colocation
Eliminations 2010
($’s in millions)

16 16 16
$470
$1
$502
($19)
$14
($3)
$38
2009 Wireline Wireless IT Services &
Hardware
DC
Colocation
Corporate 2010
2010 Adjusted EBITDA
$38M increase in Data Center Colocation
• $28M from CyrusOne acquisition
• $10M from Cincinnati-based operations
$14M increase in Wireless
• $10M for renegotiated roaming contracts
• $3M lower bad debts
• $7M for lower contract services due to
outsourcing and cost reduction initiatives
• $9M for reduction in subsidies and handset
costs
• Partially offset by $15M lower service
revenue
($19M) decrease in Wireline
• Access line loss was 7% driving Adjusted
EBITDA decline
• Adjusted EBITDA margin of 47% down
slightly
($3M) decrease in IT Services and Hardware
• Primarily payroll costs
($’s in millions)
Note: May not foot due to rounding

17 17 17
2010 Free Cash Flow
2010 FCF of $149M, decrease of $15M
from 2009
• $45M lower capital spending
• $31M increase in Adjusted EBITDA
• ($53M) from higher interest & swap
term payments in 09
• ($23M) sale of wireless towers in 2009
net of pension prepayment
• ($15M) working capital
Free Cash flow yield 27%
$149
($15)
$83
($106)
($53) $31
$45
$164
YTD 09 Capex EBITDA Int Pmts/
09 Swaps
Wireless
Towers Sale
Pension
Post-
Retirement
& other
WC/Other YTD 10
($’s in millions)

18 18 18
Disciplined Investment of Cash Flow
Cash Flow From Operations
2006 $335M
2007 $309M
2008 $404M
2009 $266M
2010 $300M
Fioptics &
Maintenance Capex
Data Center
Expansion
Acquisitions
Debt Buyback/
Share Repurchase

19 19 19
2011 Earnings Guidance and Focus
• Generating strong operating cash flows
• Growing Data Center Colocation
• Maintaining financial discipline
2011 Guidance
Revenue $ 1.4 billion
Adjusted EBITDA* Approx. $530 million
Free Cash Flow Approx. $5 million
* Plus or minus 2 percent; reflects 2011 definition of Adjusted EBITDA

Ted Torbeck President, Cincinnati Bell Communications

21 21 21
Focused on maintaining margin stability in
declining business through aggressive cost
reductions
• Sourcing initiatives to save more than $10M
• Other cost-out plans implemented
Access line loss is stable, 6.8% for 2010
Fioptics product suite represents growth area,
28K entertainment subs
• Up 85% vs. 2009
• Penetration of homes passed is strong at
approximately 30%
• Consumer ARPU of $115 in Q4 2010
Positive high-speed Internet net adds in
saturated market
Wireline Performance
($MM)
Access Lines & High-speed Internet Subscribers
(000s)
780
724
674
238
248
256
0
500
1,000
2008 2009 2010
$796
$763
$743
$378 $365
$346
48% 48%
47%
0
500
1,000
2008 2009 2010
Revenue Adj. EBITDA
Adj. EBITDA Margin
Access Lines High-Speed Internet
Wireline Overview

22 22 22
Disciplined Expense Management
Annualized Cost Reductions ($MM)
Sourcing initiatives $10 - $13
Payroll and
employee-related
$10 - $12
Other cost-out programs $5 - $10
Total Cost Reductions $25 - $35
Wireline Adjusted EBITDA
margins ranged between 47%
and 48% (2008 – 2010)
• Annual revenue decline of 3-
4% due to access line loss
• Wireline headcount reduced
from 2,144 in 2008 to 1,863 in
2010
Margins will be maintained with:
• Sourcing initiatives
• Additional headcount
reductions
• Other cost-out programs

23 23 23
Sourcing Initiative
Reducing vendor
count; leveraging
largest suppliers
Renegotiating
supplier agreements
to achieve better
pricing
Adding cost
deflation factors
for multi-year
agreements
Leveraging
suppliers with better
market intelligence
and competition
Structured Sourcing Process
2011 Savings Target: $10 - 13 million
• $10 million already locked in from
numerous suppliers
• Focused on further reductions
through multi-year contract negotiations

24 24 24
Wireline Cost Discipline
($MM)
$796
$763
$743
23.7%
22.5%
22.8%
0
200
400
600
800
1,000
2008 2009 2010
Wireline Revenue
Payroll/Benefits as
percent of revenue
2011 Savings Target: $10 - 12 million
• Achieved $5 million savings in 2011
from second half of 2010 headcount
reductions
• Completed majority of 2011
reductions in January and February
providing additional
$5 million savings
• Started negotiations for union
contract
– Strong skill sets in union
workforce
– Compensation plans are above
market
Payroll Initiative

25 25 25
Entertainment, high-speed Internet and
voice via fiber to the home and IPTV
• 325 channel line up, including 66 HD
channels, music, local programming
• Majority of subscribers opt for
bundle of 2 or 3 services
30% penetration of households passed
• 79,000 units passed, more than 10%
of ILEC households
• 28,000 entertainment subs
• 27,000 high-speed Internet subs
• Consumer monthly ARPU of
approximately $115 in Q4 2010
Consumer Fioptics Product Bundling
Consumer Subscriber Attach Rates
Fioptics Growth
15%
43%
42%
1 Product
2 Products
3 Products
0%
20%
40%
60%
80%
100%
Video Internet Voice
81%
88%
58%

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26 26 26
Unbeatable Bundles
Bundles include DirecTV in areas not
served by Fioptics
• Churn in a bundle with entertainment
product is reduced by 50 basis points
Fioptics 2011 capital spend of $40
million; will reach 70,000 more homes
• Construction includes DSL upgrade for
bandwidth to allow IPTV product under
Fioptics brand name

27 27 27
2010 Adjusted EBITDA Margin of 31%
• Highest since 2003
• Cost reduction initiatives in 2010 were
permanent
• Expect similar margins for 2011
Postpaid subscribers have decreased
• Churn consistent at 2.1%
• Results reflect impact of significant spending
by national carriers to market network and
maintain exclusivity contracts for premium
handsets
Prepaid subscribers have increased
• Churn improved to 6%
• Stronger network than competitors
• Competitive rate plans
Wireless Performance
($MM)
Wireless Customers
(in 000s)
$316
$307
$289
$83
$77
$91
26%
25%
31%
0
100
200
300
400
2008 2009 2010
404
379
351
147
154
158
2008 2009 2010
Revenue Adj. EBITDA
Adj. EBITDA Margin
Postpaid Prepaid
Wireless Overview

28 28 28
Smartphone subscribers up 24% from
2009 and 144% from 2008
• Smartphones now represent 27% of all
postpaid phones
• Consumer smartphones are up to 24%
of postpaid consumers
• Expect continued increases in
smartphones
Data ARPU up 17% from 2009 and 46%
from 2008 driven by smartphone
penetration gains
Postpaid ARPU
Smartphones and ARPU
Smartphone Customers
(in 000s)
43
83
96
9
2
2008 2009 2010
$40.67
$38.56 $38.10
$8.02
$10.00
$11.69
2008 2009 2010
Postpaid Prepaid
Voice Data
$48.69
$48.56
$49.79

29 29 29
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30 30 30 Superior Network Speeds

31 31 31
Investments made in IT workforce
bench strength
Economy still recovering from 2008
Integration of processes between IT
Services & Hardware with Wireline is
underway
• Sales teams
• Technical support
Capital spend focused on data
centers and Fioptics, so IT Services
& Hardware growth will be limited
($MM)
$267
$231
$255
$20
$17
$14
$-
$100
$200
$300
2008 2009 2010
Revenue & Adjusted EBITDA
Revenue Adjusted EBITDA
IT Services and Hardware

Gary Wojtaszek Chief Financial Officer

33 33
Evolution of Data Center Landscape
CIO’s need to re-engineer the information grid
Enterprise demand for information is accelerating
Demand for “digital energy” is growing exponentially
Demand for data centers
Data Centers are purchased as a service

34 34 34
Enterprise Demand for Information
2008
2013
39x
5x
4x
3x
Accelerating demand for
information across all
enterprises:
– Corporate/
Enterprise/Internet
– Media &
Entertainment
– Healthcare &
Financial Services
– Government/
Defense
Growth drivers*…
•
Mobile platform usage up 39x
•
Video, real-time apps up 5x
•
IP traffic up 4x
•
Shift to cloud up 3x**
Source: *CISCO VNI, June 2010
**Gartner, 2009

35 35
Re-engineering the Information Grid –
Reconfiguration
Reconfiguring of information –
digitization
Accessibility, speed, timeliness
Migration to network-centric
computing
Demand  for “always on” power
Corporate data storage and
disaster recovery requirements
Fortune 500 CIO’s have multiple locations
globally, with thousands of applications
running in them, and all are currently being
confronted with the same challenges in
terms of how to manage them.

36 36
Email
Collaboration
Re-Engineering the Information Grid –
Accessibility, Speed, Timeliness
Latency Sensitivity
Best Effort
> 100ms
> 2000km
Priority
< 100ms
< 2000km
Real-Time
< 100ms;
< 2000km
Procurement
Analytics
HR/
Finance/
CRM/ERP/
BI
Voice
Virtual
Desktop
Proximity
< 5ms;
< 50km
Cincinnati Bell Data Center Focus
Main Frame
Archive/
DR Apps
Web/HTTP
Collaboration
Video
Trading
Desk
Imaging
Apps
Transactional
Apps
Document
Management

37 37
West Coast
CyrusOne
East
Coast
CBB
Product offering must meet
quality standards and
geography that customers
require
Four locations around the
country will put CBB within
10 milliseconds or less of
over 90% of the
population of the US
These locations will also
be sufficient to cover over
90% of the applications
run by Fortune 500
companies
Re-Engineering the Information Grid –
Accessibility, Speed, Timeliness

Power
Scalar Performance
power = perf ^ 1.75
Pentium 4
(Cedarmill)
Pentium 4
(Willamette)
Pentium M
Dothan
Banias
Core
Duo
(Yonah)
Pentium Pro
Pentium
i486

Figure 2: Normalized Power versus Normalized Scalar Performance for Multiple Generations of Intel Microprocessors

38 38
Processor speed doubling approximately
every two years
Internet network hosts and gross
capacity of disk drives imply exponential
relationship between processing power,
network connectivity, and data creation
Computing consumes 9 percent of total
electric in the U.S.
Demand for “Digital Energy”
Source: Energy
per Instruction
Trends in Intel®
Microprocessors,
Microarchitecture
Research Lab,
Intel Corporation
Power versus Performance
Data is not virtual; requires a physical location
with “always on” power to exist
Enterprise data center demand is at inflection
point; beginning to grow at increasing rate
Enterprise users require significant “always
on” processing & storage capacity for data
Enterprise shift to digital grade power
Data Centers 45 1.2%
PCs & Monitors 235 6.4%
Modems, Routers, etc. 67 1.8%
Phone Network 0.4 0%
Total 347.4 9.4%
Total U.S. Power
(billions, kWh)
3,691
Internet/Computing Infrastructure Power
Billons kWh % of Total
Source: Lawrence Livermore labs and
Stanford University, 2007

39 39
Data Center is…
large computing warehouse
Electric Utilities
generate electricity
and deliver to the
Data Center
Power  is cleaned up
and converted into
“computing” products
Which is consumed
by people and
businesses
Digital Energy
SAN

40 40
Demand for Data Centers
73%
79%
84%
92%
97%
70%
75%
80%
85%
90%
95%
100%
2009 2010 2011 2012 2013
Multi-Tenant Data Center Utilization – Global
6%
5% 5% 5%
7%
14%
13%
15%
16%
17%
0%
2%
4%
6%
8%
10%
12%
14%
16%
18%
2009A 2009P 2010P 2011P 2012P
Supply Growth Demand Growth
Supply / Demand Imbalance
Imbalance equates to expected
global data center utilization
increasing from 65% in 2008 to
93% in 2012
Source: Tier 1 Research
Source: Tier 1 Research

Cincinnati Bell

Colocation
10%
Long-term lease
6%
Own
84%

Out of capacity and
need space
immediately
24%
Have enough space
for the next 36 months
33%
Will run out of capacity
within 12 months
17%
Will run out of capacity
within 36 months
6%
Will run out of capacity
within 24 months
20%

More than
10,000 sq. ft.
12%
Less than
1,000 sq. ft.
34%
Between 3,000 and
10,000 sq. ft.
18%
Between 1,000 and
3,000 sq. ft.
36%

41 41
Source: Gartner –
Jan 2009
How do you Obtain DC Space?
What is Your Expected Need?
How much Space will you Need?
Gartner DC Customer Poll
Shows Compelling Statistics
Only 10% of market is
outsourced and most will run
out of space in three years
10% of companies have
outsource relationship
84% currently do not
70% of companies
will need at least 1k
Sq Ft of Space – Mid
Range Companies
30% will need
greater than 3k –
Enterprise Range
Data Center Demand Outlook
67% of companies will
need space within 36
months

42 42
Company A
Company B
Company C
Data Centers are Consumed as a Utility
Situation 1905
Situation 1910
Company A
Company B
Company C
Each company has a “VP of
Electricity”, which is similar to
today’s scenario where each
company has its own data center
In a few years, companies eliminate “VP of
Electricity” and begin purchasing power
from the utility company, which we believe
will happen in data centers

43 43
Data Center Colocation:
Key Financial Highlights
Fundamentally Strong Model
– Proven Growth
– Revenue Visibility
– Diverse Customer Base
– High Operating Margins
– Low Cost of Capital
– Targeted Execution
Creates Sound & Reliable Results
33% Revenue CAGR since 2008;
19% growth in 2010
58% Adjusted EBITDA CAGR since
2008;  36% growth in 2010
LQA Q4 2010 margins are 18 pts
higher than 2008
• Scale, experience yielding greater
efficiencies
Strong cash Return on Assets

44 44 44
Consolidated Pro Forma Results –
Data Center Colocation
MM
$87
$130
$154
$162
$35
$64
$87
$94
40%
49%
56%
58%
30%
35%
40%
45%
50%
55%
60%
$0
$20
$40
$60
$80
$100
$120
$140
$160
$180
2008(*) 2009(*) 2010(**) LQA Q4 2010
Revenues Adj. EBITDA Adj. EBITDA Margin
*   CyrusOne results derived from unaudited financial statements and do not include purchase accounting adjustments
**  Prior to June 30, 2010, CyrusOne results derived from proforma unaudited financials and do not include purchase accounting adjustments. After June 30,  2010, amounts include purchase accounting adjustments

45 45
Majority of data center capacity located in the
Top 25 Metropolitan Statistical Areas
Approximately 13,000 firms with more than
500 employees
Space utilization of 88%; 563k sq ft utilized at Q410
versus 389K sq ft utilized at Q409
Sizable Footprint with Significant
Upside Opportunities
Data Center Capacity
Entity Market Facilities (#)
Data
Center
Capacity
CBTS Cincinnati, OH 6 425,000
CyrusOne Houston, TX 3 118,000
CyrusOne Dallas, TX 3 57,000
CyrusOne Austin, TX 1 12,000
CBTS Chicago, IL 1 14,000
CBTS Other Markets 3 13,000
17 639,000
387 389
563
25
57
76
0
100
200
300
400
500
600
700
2008 2009 2010
Utilized Available
Markets Served
94%
88%
87%

46 46 46
Return on Data Center Colocation Assets
LQA Q410 Adj. EBITDA of $51M
Opening PP&E of $154M
Cyrus One Opening
Balance Sheet
Current assets 11 $
Property, Plant, and Equipment 154
Goodwill and Intangibles 407
Total Assets 572 $
Liabilities 46 $
Net Assets Acquired 526 $
MM
Cyrus is generating an approximate 33%
cash return on its investment

Cincinnati Bell

2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
Thereafter

47 47
($MM)
500
625
775
248 248
0
100
200
300
400
500
600
700
800
900
1000
1100
1200
Bonds
90% of our maturities are
2017 and beyond
Note: Excludes capital lease obligations and unamortized call premiums on terminated interest rate swaps.
No Significant Debt Maturities Until 2017

48 48 48
Implied Segment Valuation Multiples – 2010
2010A Trading Multiples
Residual
Value
10.0x 2010A
Trading Multiple
67% Implied Discount
CBB
Consol. Wireline Wireless
IT Services
and
Hardware
Data Center
Colocation
2010A Adj. EBITDA 520.5 345.6 90.7 14.4 86.6
Trading Multiples 6.0x 6.5x 5.5x 5.0x 3.5x
Valuation 3,123.0 2,246.4 498.9 72.0 305.8
6.0x
6.5x
5.5x
5.0x
3.5x
CBB Consol. Wireline Wireless IT Services and
Hardware
Data Center
Colocation

49 49
Considerable Accretion to Equity Investors
Assumes $25M of annual Adj. EBITDA growth in Data Center business at 10x multiple and 5% annual Adj. EBITDA decline in Legacy CBB at 5x multiple
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
$4,500
2010 2011 2012 2013 2014 2015 2016 2017 2018
Value of Legacy CBB Value of Data Center Debt Balance

50 50 50
Facing Challenges with Solutions
Challenge
Enterprise class customers are
beginning to embark on an outsourcing
wave driven by a rationalization of their
existing data centers
Enterprise class companies want to
simplify their supply chains
Enterprise class customers want
suppliers to innovate and make their
lives easier
Solution
Create best-in-class data centers
globally that will offer our data centers
as an infrastructure or service
Establish global presence with common
processes and procedures
Establish enhanced reporting and
other features that Fortune 1000
customers want

Dave Ferdman Chief Executive Officer, CyrusOne

52 52
“Data Center As A Service” – our
terminology for our offering
Utilized square feet of ~162K
• Utilization rate of 87%
2010 Adjusted EBITDA up 38% y/y
CyrusOne has performed right on plan
• Q4 annualized EBITDA implies a
10x purchase price multiple vs.
original 12.8x at acquisition
Executed turn-key data center solution
in London to meet customer demand
• Space will be ready
for customers in Q2
Data Center Colocation Performance
($MM) (%)
Data Center Sq. Ft. Growth
Sq. Ft. (000’s)
*   Derived from the audited financial statements of CyrusOne
and does not include purchase accounting adjustments
** Prior to June 30, 2010, derived from proforma unaudited
financials and does not include purchase accounting
adjustments. After June 30, 2010, amounts include purchase
accounting adjustments
CyrusOne Colocation Overview
$21
$31
$58
$74
$9
$15
$32
$44
43%
48%
55%
59%
0%
10%
20%
30%
40%
50%
60%
70%
$-
$10
$20
$30
$40
$50
$60
$70
$80
2007 (*) 2008 (*) 2009 (*) 2010 (**)
Revenue Adj. EBITDA Adj. EBITDA Margin
53
85
164
187
–
20
40
60
80
100
120
140
160
180
200
2007 2008 2009 2010
Houston Dallas Austin

53 53
High Touch, High Service Based Model
• Four Seasons vs. Apartment Tenant
Fortune 1000 Enterprise customers
• Great logos and top tier credit quality
• Long-term, contracted recurring
revenue – over 98% recurring
revenue
• High operating leverage
Tier III data center campuses
• Existing customer requirements can
be met
CyrusOne Distinctive Qualities
Superior sales force empowered and
able to own customer relationships
• Highly structured sales process that
focuses on deep relationship selling
• Current customers are best sales tool
and also generate over half of
incremental future revenue
Straightforward, simple business model
• Do one thing (Data Center As A
Service) and do it better than anyone
in the industry
• Predictable, high growth, great
visibility

Cincinnati Bell

ENTRY
DATA HALL 4
DATA HALL 2
DATA HALL 1
MECHANICAL
MECHANICAL
POWER PODS
SHIPPING & RECEIVING

54 54
Worldwide customer base currently utilizing
Texas Data Centers As A Service
Premium Quality Assets designed to attract
world’s largest companies
Current Space utilization of 87%
Sizable Footprint –
Significant Upside Opportunities
Houston Dallas Austin London Total %
Sold Space 106,000 62,000    10,000 -        178,000 44%
Built-out Space (ready for sale) 12,000    14,000    3,000    -        29,000    7%
Space under construction 11,000    47,000    3,500    5,000    66,500    17%
Available for Future Space * 60,000    -           54,000 15,000 129,000 32%
Total Data Center Space 189,000 123,000 70,500 20,000 402,500 100%
* Includes executed build-to-suit leases which are under construction in Austin and Houston; but excludes all ROFR space
Data Center Space (Sq. ft.) as of March 1, 2011

Integrated Energy, 19%
Mining, 18%
Technology, 13%
Upstream Oil & Gas, 11%
Energy Utilities, 9%
Oilfield Services, 8%
Financial, 6%
Healthcare, 4%
Other 12%

55 55
Recurring revenue with contracted installed base
98% of revenue base is recurring with annual
churn of less than 1%
Large diversification of current industries:
55
Enterprise businesses in the Fortune 1000
Customers looking for highest levels of
quality and service
Top 5 target sub-segments include:
• Manufacturing
• Healthcare
• Oil and Gas
• Financial services
• Technology
Current Customer Distribution Target Customers
Current and Target Customer Profile

Cincinnati Bell

Schlumberger
RAC Rent-A-Center
OXY
netIQ
HALLIBURTON
ENBRIDGE
PGS
WOODFOREST NATIONAL BANK
accenture
P&G
at&t
REPSOL
CONVERGYS
Outthinking Outdoing
Kroger
CHRISTUS Health

56 56
Customer Base and Contract Terms
56
Take-or-pay contracts with 3 to 7 year
average contract life and renewal periods
• High renewal rates with annual
churn of less than 1%
Blue chip customer base
• Five of the top 10 global companies
High average monthly recurring revenues
per customer.
• Top 50 customers average
MRR of approximately $120K
Customers are nearly 100% multi-
application,  Production Enterprise
Customers
Representative Customers of
Cincinnati Bell’s Colocation business

57 57
What Customers Have to Say…
“Working with CyrusOne was the obvious choice.”
“We are now going on two years after making the decision and one year of being at CyrusOne and to be honest we have to pinch ourselves every now and then to make sure we are not dreaming.”
“My staff would rate CyrusOne extremely high. It would be our expectation to renew with them at the end of our agreement.”
57
Highest Levels of Customer Service

58 58 58
% of Revenue
Strong revenue growth and
operating leverage have
produced growing EBITDA
margins (69% CAGR ‘07-’10)
Once a data center is established,
rental and most staff costs are
fixed/semi-fixed leading to an
increase in incremental profit
Operating Leverage Leads
to Profitable Growth
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2007 2008 2009 2010
Personnel
Property
Other
Power
Adj. EBITDA

59 59
Rapid growth in digital
information traffic
• Worldwide internet IP traffic
grew by an estimated 63% last
year
Increased regulatory &
compliance requirements
• Sarbanes Oxley, HIPAA, etc.
Cost control and budget
constraints
• Outsourcing represents an
attractive alternative to capital
intensive in-house solutions
Market Drivers for Data Center as a Service
Prohibitive customer
switching costs
• Hard and soft switching costs
fuel continued growth by existing
customers
Supply-demand imbalance
• Global demand continues to
significant outweigh supply

60 60
Supply - Demand Imbalance
6%
5% 5%
7%
14%
13%
15%
16%
17%
5%
–
5%
10%
15%
20%
2008A 2009P 2010P 2011P 2012P
Supply Growth Demand Growth
65%
70%
77%
93%
84%
–
25%
50%
75%
100%
2008A 2009P 2010P 2011P 2012P
Global Data Center Utilization
Global demand growth over the next four years is expected
to be 16% on average, while average supply growth is
expected to be 6% over the same time period
This imbalance equates to expected global data center
utilization increasing from 65% in 2008 to 93% by 2012
Source: Tier 1 Research

61 61
Value Proposition of “Data Center As A Service”
Superior customer experience
Premium facilities and technical
expertise
High availability & power density
Secure “worry free” environment
Customer flexibility
Financial predictability
Attractive alternative to capital
intensive in-house solutions
(CapEx to OpEx)

SYSTEM & NETWORK MANAGEMENT
STORAGE & BACKUP
ON-SITE DATA CENTER MANAGEMENT
DATA CENTER SERVICES
NETWORK CONNECTIVITY
NETWORK SECURITY
BUSINESS CONTINUITY DISASTER RECOVERY

62 62 62
1
2
3
4
5
6
7
8
Initial
Qualification
Scoping,
Proposal &
Engineering
Negotiations/
Order Creation
Implementations
Accounting
Operations
Account and
Service Delivery
Management
Marketing/
Lead Generation
Go to Market Strategy –
Eight Stage Process

63 63
Expanding Distribution Model
Local Sales Model
– Original Focus
Direct Sales Force
Local Contacts
Specific Advertising in Local Market
63
National Campaign
– Future Focus
Add Sales Force around the world
–Hire with focus on Enterprise
Market
Web Presence
Email
Social Networking
National Advertising
Trade Shows/Analyst Coverage
– Gartner
– IDC
– Forresters

Question & Answer Management Team

Thank you!

Appendix

Kim Sheehy VP, Investor Relations & Treasurer kim.sheehy@cinbell.com 513-397-7862 Contact Information

68 68
Adjusted EBITDA Definition
Cincinnati Bell
Reconciliation of Adjusted EBITDA
2010 2011
Adjusted EBITDA, as reported $502 $510
Pension and OPEB expenses:
  Interest cost 32                28
  Expected return on assets (28)               (25)
  Amortization of loss 13                17
Adjusted EBITDA, new definition $519 $530
(in millions)

69 69
Non-GAAP Reconciliations
$ in millions
Wireline Wireless
Data Center
Colocation
IT Services &
Hardware Corporate
Total
Company
Operating Income (GAAP) 233.5 $         56.3 $           34.2 $             4.3 $                   (29.0) $          299.3 $
Add:
Depreciation and amortization 103.9 33.4 34.6 7.3 0.3 179.5
Restructuring charges 8.2 1.0 1.4 2.8 0.3 13.7
Acquisition costs - - - - 9.1 9.1
Adjusted EBITDA (Non-GAAP) 345.6 $         90.7 $           70.2 $             14.4 $                 (19.3) $          501.6 $
Wireline Wireless
Data Center
Colocation*
IT Services &
Hardware* Corporate
Total
Company
Operating Income (GAAP) 255.6 $         33.0 $           17.0 $             10.7 $                 (20.8) $          295.5 $
Add:
Depreciation and amortization 103.9 39.4 15.0 6.2 0.4 164.9
Restructuring charges and loss on sale of asset 5.0 4.8 - - - 9.8
Adjusted EBITDA (Non-GAAP) 364.5 $         77.2 $           32.0 $             16.9 $                 (20.4) $          470.2 $
Wireline Wireless
Data Center
Colocation*
IT Services &
Hardware* Corporate
Total
Company
Operating Income (GAAP) 258.4 $         46.8 $           8.0 $                13.4 $                 (21.4) $          305.2 $
Add:
Depreciation and amortization 101.2 35.5 11.2 5.8 0.2 153.9
Restructuring, asset impairment, patent lawsuit
and operating tax settlements 18.1 0.5 - 0.7 1.8 21.1
Adjusted EBITDA (Non-GAAP) 377.7 $         82.8 $           19.2 $             19.9 $                 (19.4) $          480.2 $
*
2008 and 2009 amounts have been revised to split the Technology Solutions segment into the Data Center Colocation and IT Services and Hardware segments
Twelve Months Ended December 31, 2010
Twelve Months Ended December 31, 2009
Twelve Months Ended December 31, 2008

70 70
Non-GAAP Reconciliations
Twelve Months Ended
December 31, 2007
Total
Company
Operating Income (GAAP) 282.4 $
Add:
Depreciation and amortization 150.8
Restructuring charges 39.8
Adjusted EBITDA (Non-GAAP) 473.0 $
Wireline Wireless
Data Center
Colocation
IT Services &
Hardware Corporate
Total
Company
Operating Income (GAAP) 52.5 $            4.1 $             9.2 $                 4.0 $                    (5.3) $            64.5 $
Add:
Depreciation and amortization 26.7              8.0                 13.0                  2.1                      -                   49.8
Restructuring charges 4.9                 1.0                 1.4                    1.0                      0.2                 8.5
Adjusted EBITDA (Non-GAAP) 84.1 $            13.1 $            23.6 $              7.1 $                    (5.1) $            122.8 $
Three Months Ended December 31, 2010
$ in millions

71 71
Non-GAAP Reconciliations
$ in millions
Twelve Months Twelve Months
Ended December 31, Ended December 31,
2010 2009
Reconciliation of GAAP Cash Flow to
Free Cash Flow (as defined by the company)
Net increase (decrease) in cash and cash equivalents 54.3 $                 16.3 $
Less adjustments:
Issuance of long-term debt (2,134.3)             (492.8)
Net change in credit and receivables facilities with initial
  maturities less than 90 days 85.9                   42.1
Repayment of debt 1,554.5              506.5
Debt issuance costs 42.6                   15.3
Common stock repurchase 10.0                   73.2
Acquisitions of businesses 526.7                  3.4
Acquisition costs 9.1                     -
   Free cash flow (as defined by the company) 148.8 $              164.0 $

72 72
Non-GAAP Reconciliations
2007 2008 2009 2010
Total debt 2,009.7          1,960.7          1,979.1            2,523.6
Less: Interest rate swap adjustment (2.9)               (22.4)             (14.6)                (3.8)
Less: Cash and cash equivalents (26.1)             (6.7)               (23.0)                (77.3)
Net debt (as defined by the company) 1,980.7 $       1,931.6 $       1,941.5 $          2,442.5 $
December 31,
2007 2008 2009 2010
CyrusOne Operating Income (GAAP) 4.5 $             8.1 $             24.3 $              22.6 $
Depreciation and amortization 4.0                 7.3                 7.7                    21.5
CyrusOne Adjusted EBITDA (Non-GAAP) 8.5 $             15.4 $            32.0 $              44.1 $
* 2007-2009 amounts were derived from unaudited financial statements and do not include purchase accounting adjustments. Prior to June 30, 2010, amounts were derived from proforma unaudited financials and do not include purchase accounting adjustments. After June 30, 2010, amounts include purchase accounting adjustments.
Twelve Months Ended December 31,
Three Months Ended
December 31, 2010
CyrusOne
CyrusOne Operating Income (GAAP) 4.8 $
Depreciation and amortization 8.0
CyrusOne Adjusted EBITDA (Non-GAAP) 12.8 $
$ in millions